UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

American Apparel, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN APPAREL, INC. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 at 11:00 A.M. Eastern Time on June 25, 2013 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/americanapparel/2013/ If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before June 17, 2013 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON. To the Stockholders of AMERICAN APPAREL, INC.: Notice is hereby given that the Annual Meeting of Stockholders of American Apparel, Inc. will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, NY 10036 at 11:00 A.M. Eastern Time on June 25, 2013 for the following purposes: 1. To elect Messrs. Dov Charney and Marvin Igelman to the Board of Directors, each to serve for a term of three years and until his successor is duly elected and qualified, or such director's earlier death, resignation or removal. 2. To ratify the appointment of Marcum LLP as the Company's independent auditors for the fiscal year ending December 31, 2013. 3. To approve an amendment to the Charney Purchase Agreement to (i) extend the measurement periods under the Charney Anti-Dilution Provision by one year and (ii) reduce the number of consecutive trading days for the volumeweighted average price measurements under the Charney Anti-Dilution Provision from 60 to 30 days. 4. To approve the Amended and Restated 2011 Omnibus Stock Incentive Plan, which (i) increases the number of shares available under the plan from 10,000,000 to 17,500,000 and (ii) increases the maximum number of shares that may be awarded to any one participant in a given year from 1,500,000 to 3,000,000. 5. To consider and transact such other business as may properly come before the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" ITEMS 2, 3 and 4. INTERNET TELEPHONE E-MAIL CONTROL NO. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://viewproxy.com/americanapparel/2013/. Have the 11 digit control number available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below.

AMERICAN APPAREL, INC. 747 Warehouse Street Los Angeles, CA 90021 The following proxy materials are available to you to review at: www.viewproxy.com/americanapparel/2013/ • 2012 Annual Report • Proxy Statement Directions to the meeting can be found in the proxy statement ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request a hard copy. You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Internet and telephone voting is available through 11:59 P.M. Eastern Daylight Time on June 24, 2013. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 toll free or By logging onto http://viewproxy.com/americanapparel/2013/ or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.